SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ---------------

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              ---------------

              Date of Report (Date of Earliest Event Reported)
                              January 28, 2002
                              ----------------


                            THE MEAD CORPORATION
                           ---------------------
           (Exact Name of Registrant as Specified in its Charter)


      Ohio                         1-2267                      31-0535759
      ----                         ------                      ----------
(State or Other            (Commission File Number)          (I.R.S. Employer
 Jurisdiction                                               Identification No.)
 of Incorporation)


Mead World Headquarters
Courthouse Plaza, Northeast
Dayton, Ohio                                                            45463
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                               (937) 495-6323
-------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)






Item 5.  Other Events.

         On January 28, 2002, The Mead Corporation ("Mead") held a special meeting of its stockholders to vote on the proposed merger of Michael Merger Sub Corporation ("Michael Merger Sub") with and into Mead pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of October 5, 2001, by and among MW Holding Corporation, Michael Merger Sub, William Merger Sub Corporation, Mead and Westvaco Corporation ("Westvaco"). At the meeting, 78% of Mead's outstanding shares, representing over 99% of those voting, were voted in favor of the proposed merger of equals with Westvaco, which surpassed the two-thirds of the outstanding vote required for approval. A copy of the press release, dated January 28, 2002, announcing the results of the Mead special meeting is attached as exhibit
99.1 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


   Exhibit No.        Document Description
   -----------        --------------------

       99.1           The Mead Corporation Press Release, dated January 28, 2002










                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2002
                                           THE MEAD CORPORATION


                                           By:  /s/ Sue K. McDonnell
                                                ------------------------------
                                           Name:  Sue K. McDonnell
                                           Title: Vice President,
                                                  General Counsel & Secretary






                               EXHIBIT INDEX



Exhibit No.           Document Description
-----------           --------------------

   99.1               The Mead Corporation Press Release, dated January 28, 2002